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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 13, 2005

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      000-28575                    84-1108499
 ----------------------         ----------------------        -----------------
(State of Incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                     --------------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                   Formerly Renegade Venture (NEV) Corporation
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 1.01. Entry into a Material Definitive Agreement.

ITEM 2.03. Creation of a Direct Financial Obligation of a Registrant

On July 8, 2005 Global Aircraft Solutions, Inc ("Global"), Hamilton Aerospace Technologies, Inc. ("HAT"), a wholly owned subsidiary of Global Aircraft Solutions, Inc. and World Jet Corporation, ("WJ") a wholly owned subsidiary of Global Aircraft Solutions, Inc. (collectively the "Borrowers") closed on a transaction to increase Global's Revolving Line of Credit with Global's existing bank to $2.5 million ("Line of Credit") with an interest rate of 3.50% per annum in excess of the applicable LIBOR rate secured by a first priority lien on Global's, HAT's and WJ's personal property. The term of the Line of Credit expires on April 30, 2006 when the entire unpaid principal balance and accrued and unpaid interest is due and payable. While there is no required monthly installments, the Line of Credit is based upon and limited by a borrowing base equal to the sum of 80% of the outstanding amount of all Eligible Accounts as defined in the Loan Agreement and 50% of the net book value of all Eligible Inventory as defined in the Loan Agreement up to a maximum borrowing of $2.5 million. The Borrowers paid total fees and expenses of approximately $17,500.00 in connection with obtaining the Line of Credit.

ITEM 9.01 Financial Statements and Exhibits.


(c)  Exhibits

     Exhibit                              Document
     No.
     -------        ------------------------------------------------------------

     99.1 Form of Loan Agreement among Global Aircraft Solutions, Inc, Hamilton Aerospace echnologies, Inc., and World Jet Corporation as borrowers, and Bank as lender.

     99.2 Form of Promissory Note by Global Aircraft Solutions, Inc., Hamilton Aerospace Lechnologies, Inc. and World Jet Corporation in favor of Bank as Lender.

     99.3           Form of Acknowledgement of Closing Date of Line of Credit









                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 13, 2005
                                            Global Aircraft Solutions, Inc.
                                            (Registrant)
                                            By:  /s/  John Sawyer
                                               --------------------------------
                                            Name:     John Sawyer
                                            Title:    President